UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2018

BLINK CHARGING CO.

(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3284 N 29th Court

Hollywood, Florida 33020-1320

(Address of principal executive offices)

(305) 521-0200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the closing of Blink Charging Co.’s (the “Company”) registered public offering (the “Offering”) which closed on February 16, 2018, and pursuant to obligations previously incurred by the Company, on March 16, 2018 and March 19, 2018 (collectively, the “Issuance Dates”) the Company issued a total of 808,359 restricted shares of its common stock, par value $.001 per share (“Common Stock”) to fifteen (15) individuals or entities (the “Securities Issuance”). Details of the Securities Issuance are described below.

Upon the closing of the Offering, all outstanding shares of Series B Preferred Shares of the Company were converted into 223,235 shares of Common Stock. These 223,235 shares of Common Stock are equal to $825,000 payable to ECOtality Consolidated Qualified Creditor Trust. The Company issued to ECOtality Consolidated Qualified Creditor Trust 223,235 shares of Common Stock as payment.

The Company issued to Mr. Michael J. Calise, the Company’s Chief Executive Officer, 10,269 restricted shares of the Company’s Common Stock. The shares were issued in settlement and consideration of services rendered during the period of April 1, 2016 through March 31, 2017. The 20,538 five-year warrants to purchase Common Stock with an exercise price of $4.25 that Mr. Calise is currently owed in connection with this settlement and consideration of services rendered have not yet been issued, but will be in the near future.

9,440 shares were issued to Mr. Andy Kinard, the Company’s former President, in settlement and consideration of services rendered during the period of April 1, 2016 through March 31, 2017. The 18,880 five-year warrants to purchase Common Stock with an exercise price of $4.25 that Mr. Kinard is currently owed in connection with this settlement and consideration of services rendered have not yet been issued, but will be in the near future.

46,655 shares of Common Stock were issued as payment of a total of $153,529 to both SemaConnect Inc. and their legal counsel pursuant to the Settlement Agreement dated June 23, 2017.

Pursuant to a Confidential Settlement Agreement between the Company and ITT Cannon, LLC, dated May 17, 2017, the Company owes $200,000 to ITT Cannon which will be paid entirely in the form of shares of Common Stock. The Company issued 47,059 shares of Common Stock to ITT Cannon as partial payment of this $200,000 in stock.

74,753 shares of Common Stock were issued as payment of $221,009 owed to BLNK Holdings, in principal and interest pursuant to a Conversion Agreement between the Company and BLNK Holdings, dated August 23, 2017.

73,529 shares of Common Stock were issued to JMJ Financial as repayment of a $250,000 advance pursuant to a Letter Agreement between the Company and the counterparty, dated February 1, 2018. The 147,058 five-year warrants to purchase Common Stock with an exercise price of $4.25 that JMJ Financial is currently owed in connection with repayment of a $250,000 advance pursuant to a Letter Agreement between the Company and the counterparty, dated February 1, 2018 have not yet been issued, but will be in the near future.

141,176 shares of Common Stock were issued to JNS Power & Control Systems, Inc. (“JNS”) as payment of $600,000 in connection with an asset purchase agreement entered into with the counterparty on February 2, 2018 in settlement of litigation.

23,529 shares of Common Stock were issued to JNS to be held in escrow as payment of the additional $100,000 cash owed in connection with an asset purchase agreement entered into with the counterparty on February 2, 2018 in settlement of litigation. At the time the additional $100,000 cash is paid by the Company, the 23,529 shares currently held in escrow will be cancelled.

17,132 shares of Common Stock were issued to Genweb2 as repayment of a $58,250 debt pursuant to a Letter Agreement between the Company and the counterparty, dated February 12, 2018.

2,353 shares of Common Stock were issued as payment of $10,000 to Russ Klenet & Associates, Inc. pursuant to the Settlement and Release Agreement between the Company and the counterparty, dated December 29, 2016.

17,647 shares of Common Stock were issued as payment of $75,000 owed to Wilson Sonsini Goodrich & Rosati pursuant to a Settlement Agreement between the Company and the counterparty, dated June 8, 2017.

119,700 shares of Common Stock were issued to Schafer & Weiner, PLLC as part of a repayment of a $406,981.47 debt pursuant to a Letter Agreement between the Company and the counterparty. The 239,400 five-year warrants to purchase Common Stock with an exercise price of $4.25 that Schafer & Weiner, PLLC is currently owed in connection with a repayment of a $406,981.47 debt pursuant to a Letter Agreement between the Company and the counterparty have not yet been issued, but will be in the near future.

1,882 shares of Common Stock were issued to IBIS Co. in connection with an introduction to an investor.

These securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. All of the securities were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2) and Rule 506(b) thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Resignation of the Company’s President

On March 19, 2017, Andy Kinard resigned as the Company’s President, effective immediately. Mr. Kinard remains a non-executive employee of the Company. The Company has not yet appointed a new President.

Securities Issuances to Certain Officers

As a part of the Securities Issuance, on the March 16th Issuance Date, the Company issued to Mr. Michael J. Calise, the Company’s Chief Executive Officer, 10,269 restricted shares of the Company’s Common Stock. The shares were issued in settlement and consideration of services rendered during the period of April 1, 2016 through March 31, 2017. The 20,538 five-year warrants to purchase Common Stock with an exercise price of $4.25 that Mr. Calise is currently owed in connection with this settlement and consideration of services rendered have not yet been issued, but will be in the near future.

As a part of the Securities Issuance, on the March 16th Issuance Date, the Company issued to BLNK Holdings LLC, a company in which Mr. Michael D. Farkas, the Company’s Executive Chairman, has a controlling interest, 74,753 restricted shares of the Company’s Common Stock as payment of $221,009 owed to BLNK Holdings, in principal and interest pursuant to a Conversion Agreement between the Company and BLNK Holdings, dated August 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Date: March 23, 2018	By:	/s/ Michael J. Calise
	Name:	Michael J. Calise
	Title:	Chief Executive Officer